LVIP BlackRock Global Real Estate Fund

Supplement Dated March 16, 2023 to the Prospectus Dated May 1, 2022

This Supplement updates certain information in the Prospectus for the LVIP BlackRock Global Real Estate Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Prospectus for the Fund are effective May 1, 2023.

I.	The Fund’s name is changed to “LVIP BlackRock Real Estate Fund.” All references regarding the Fund’s name are updated accordingly.

II.	The following disclosure is removed within the Principal Investment Strategy on pages 2 and 6, under the Summary and Additional Information about the Fund sections, respectively:

Under normal market conditions, the Fund invests at least 40% of its net assets (or, if conditions are not favorable, at least 30% of its net assets) in non-U.S. issuers.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS

LVIP BlackRock Global Real Estate Fund

Supplement Dated March 16, 2023 to the Statement of Additional Information Dated May 1, 2022

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP BlackRock Global Real Estate Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Statement of Additional Information for the Fund are effective May 1, 2023.

I.	The Fund’s name is changed to “LVIP BlackRock Real Estate Fund.” All references regarding the Fund’s name are updated accordingly.

Current Fund Name	Former Fund Name
LVIP BlackRock Global Real Estate Fund	LVIP BlackRock Real Estate Fund

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SAI AND OTHER IMPORTANT RECORDS